UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23938

Partners Group Next Generation Infrastructure, LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (Zip code)

Robert M. Collins

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 748-7209

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

PARTNERS GROUP NEXT GENERATION INFRASTRUCTURE, LLC
(a Delaware Limited Liability Company)

Annual Report

For the Period from August 1, 2023 (Commencement of Operations) to
March 31, 2024

See the inside front cover for important information about access to your Fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 1-888-977-9790.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-977-9790 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Partners Group funds held in your account if you invest through a financial intermediary or all Partners Group funds held with the fund complex if you invest directly with the Fund.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Period from August 1, 2023 (Commencement of Operations) to March 31, 2024

Report of Independent Registered Public Accounting Firm	1
Management’s Discussion of Fund Performance	2-3
Consolidated Schedule of Investments	4-6
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statement of Changes in Net Assets	9
Consolidated Statement of Cash Flows	10
Consolidated Financial Highlights	11
Notes to Consolidated Financial Statements	12-23
Fund Expenses	24
Fund Management	25-27
Other Information	28-32

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Period from August 1, 2023 (Commencement of Operations) to March 31, 2024

To the Board of Managers and Members of Partners Group Next Generation Infrastructure, LLC

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Partners Group Next Generation Infrastructure, LLC and its subsidiary (the “Fund”) as of March 31, 2024, the related consolidated statements of operations, of changes in net assets and of cash flows for the period from August 1, 2023 (commencement of operations) to March 31, 2024, including the related notes, and the consolidated financial highlights for the period from August 1, 2023 (commencement of operations) to March 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period from August 1, 2023 (commencement of operations) to March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, portfolio company investees or private equity funds; when replies were not received from the custodian, portfolio company investees, or private equity funds, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Dallas, Texas

May 30, 2024

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Next Generation Infrastructure, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2024

Dear Members1,

Partners Group is pleased to present the Partners Group Next Generation Infrastructure, LLC (the “Fund”) annual report for the period from August 1, 2023 (Commencement of Operations) to March 31, 2024. The Fund produced a 15.6%2 total return for the period and finished the year with $62.0 million in net assets. The Fund intends to declare dividends each year equal to all or substantially all its taxable income.

Management commentary

Private Infrastructure is a growing investment market and becoming an increasingly essential portion of a real assets allocation in a diversified private markets portfolio. Structural shifts and macro trends, such as energy transition and digitization, are driving substantial investments to upgrade and renovate existing assets. While the energy transition is a focal point for policymakers and investors, government spending will not be sufficient to reach emissions targets, creating opportunity for private investment. Additionally, technology-enabled mobility solutions are transforming the non-GDP exposed segment of the transportation sector.

In 2023, Private Infrastructure’s inherent links to inflation and essential services effectively shielded it from inflationary pressures and demand challenges, resulting in strong overall performance. In sourcing investments, the Advisor strategically targets above-average growth segments that capitalize on transformative trends, including clean energy and digitization. Within these segments, our focus lies on assets exhibiting true infrastructure characteristics: robust hard assets and resilient businesses with long-term contracted cash flows and formidable barriers to entry. This approach positions the Fund as early investor, allowing it to stay ahead of the curve, particularly in areas like data centers, which stand to benefit from the burgeoning field of artificial intelligence (AI).

Since the Fund launched in August 2023, it has acquired a robust and diversified seed portfolio of 18 Private Infrastructure Direct Investments and Private Infrastructure Fund Investments, comprising over 70 underlying positions as of March 31, 2024. While it is still too early to assess a full year of performance, we believe that these strong seed investments will contribute to positive performance and mitigate any “j-curve” effects during the initial stages of fund growth.

Portfolio positioning

The Fund continues to leverage the diverse investment universe provided by the Advisor, across global Private Infrastructure Direct Investments and Private Infrastructure Fund investments, including both primaries and secondaries. Although the Fund launched during the 2023 fiscal year, it benefits from the Advisor’s experience managing evergreen funds for over 20 years. The Fund’s portfolio is thoughtfully diversified across various subsectors, with a focus on essential services including renewable power generation, natural gas transportation, and data transmission and storage. Importantly, all portfolio investments stand to benefit from transformative trends that drive sustainable, above-average growth rates within their specific sectors.

As of March 31, 2024, the Fund has direct and indirect stakes in more than 70 portfolio companies across North America (73%) and Europe (27%). Of these, the Fund held direct interests in five assets (21% of portfolio value), five primary commitments (1%), and eight stakes in secondary investments (88%). The Fund is further diversified across more than five different vintage years.

The seed portfolio invested in the 2023 fiscal year with an overweight to Private Infrastructure Secondary Investments, which provide additional diversification to several assets through underlying fund interests and “j-curve” mitigation because the funds are already a few years into the value creation cycle. In 2024, we plan to continue to build the Private Infrastructure Secondary portfolio and increase the relative allocation to Private Infrastructure Direct Investments, which will drive Fund performance in the medium- to long-term.

Looking ahead.

We believe that the “next generation” of infrastructure assets presents a compelling opportunity to invest in the transition to a low-carbon and data-driven economy with numerous opportunities on the horizon. To benefit from these trends and continue to build a diversified portfolio, we are proactively building a pipeline of thematically oriented target assets. In this dynamic landscape, asset selection is paramount, and we remain steadfast in our commitment to maintaining a discerning approach to valuations for these quality assets. The ability to take direct control positions in Private Infrastructure companies to enhance earnings growth and maintain margins, alongside the opportunistic Private Infrastructure Secondary Investments, will be instrumental in driving investment returns in the years ahead.

Partners Group Next Generation Infrastructure, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2024 (continued)

We sincerely appreciate the trust and confidence you have placed in Partners Group through your investment in the Fund. Thank you for your ongoing support. If you have any further questions or comments, we encourage you to reach out to your dedicated Partners Group representative or email our team at the provided address at DLPGPEOperations@partnersgroup.com.

Sincerely,

Partners Group (USA) Inc.

Note: Data as of March 31, 2024.

1.

Terms used but not defined in this letter have the meanings set forth in the Notes to the Fund’s Financial Statements for the period from August 1, 2023 (Commencement of Operations) to March 31, 2024 hereinafter appearing.

2.

Past performance is not indicative of future results. Performance is not annualized for time horizons of one year or less. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the sale of Fund shares. All figures are net of all fees including advisory and incentive fees and fund expenses. Performance reflects expense reimbursements and/or fees waived by the adviser, without which performance would be lower. There is no assurance that similar results will be achieved in the future. Certain statements in this commentary are forward-looking statements. The forward-looking statements and other views expressed herein are those of Fund management as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Equity Investments (103.64%) Direct Investments * (22.27%) Direct Equity (22.27%)	Investment Type	Acquisition Date	Shares	Fair Value**
North America (13.52%)
DigitalBridge Zeus Partners V, LP +, a, b	Limited partnership interest	10/13/23	—	$6,510,238
Exus US Holdings, LP +, a, b	Limited partnership interest	10/03/23	—	1,868,822
Total North America (13.52%)				8,379,060

Western Europe (8.75%)
Andromeda Co-Invest LP +, a, b	Limited partnership interest	01/31/24	—	2,959,854
PG Elysium HoldCo S.a r.l. +, a	Common equity	11/14/23	449,118	485,161
PG Polaris TopCo S.à r.l. +, a	Preferred equity	03/27/24	1,843,991	1,843,991
PG Polaris TopCo S.à r.l. +, a	Common equity	03/27/24	97,064	97,064
PG Polaris Warehouse SCSp +, a, b	Limited partnership interest	03/27/24	—	37,427
Total Western Europe (8.75%)				5,423,497

Total Direct Equity (22.27%)				$13,802,557

Total Direct Investments (22.27%)				$13,802,557

Secondary Investments *, b (80.70%)	Acquisition Date	Fair Value
North America (61.40%)
DigitalBridge Partners II, LP +, a	10/01/23	$8,511,684
Peppertree Capital Fund IX +, a	09/29/23	8,645,494
Peppertree Capital Fund VI QP, LP +, a	12/31/23	3,882,946
Peppertree Capital Fund VII QP, LP +, a	12/31/23	3,909,323
Peppertree Capital Fund VIII QP, LP +, a	12/31/23	2,339,189
Rockland PHR Partners, L.P. +, a	08/01/23	8,791,245
Rockland Power Partners IV, L.P. +, a	08/02/23	1,289,152
Valley of Fire Continuation Fund Feeder LP +, a	03/08/24	678,253
Total North America (61.40%)		38,047,286

Western Europe (19.30%)
Aparca8 Capital Estacionamientos, S.C.R., S.A. +, a	12/15/23	5,489,021
Digital Infrastructure Vehicle II SCSp, SICAV-RAIF +, a	09/04/23	3,393,155
DIV II Matrix Co-Invest SCSp +, a	09/04/23	3,075,981
Total Western Europe (19.30%)		11,958,157

Total Secondary Investments (80.70%)		$50,005,443

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

Private Equity Investments (continued) Primary Investments *, b (0.67%)	Acquisition Date	Fair Value
North America (0.67%)
EnCap Energy Transition Fund II-C, L.P. +, a	12/28/23	$184,845
GI Data Infrastructure Fund II LP +, a	01/22/24	121,425
LS Power Equity Partners V, L.P. +, a	12/20/23	24,367
Rockland Power Partners IV, LP +, a	01/31/24	83,366
Total North America (0.67%)		$414,003

Total Primary Investments (0.67%)		414,003

Total Private Equity Investments (Cost $55,715,091)(103.64%)		$64,222,003

Total Investments (Cost $55,715,091)(103.64%)		64,222,003

Other Assets in Excess of Liabilities ((3.64)%)		(2,253,674)

Net Assets (100.00%)		$61,968,329

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets on the secondary market.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2024 was $64,222,003, or 103.64% of net assets. As of March 31, 2024, the aggregate cost of each investment restricted to resale was $5,479,929, $1,699,779, $2,983,003, $486,666, $1,843,991, $97,064, $37,427, $7,561,189, $7,527,187, $3,215,038, $3,247,199, $1,970,257, $6,066,882, $1,116,191, $678,253, $5,570,605, $3,181,218, $2,539,210, $184,845, $121,425, $24,367, and $83,366, respectively, totaling $55,715,091.

[b]	Investment does not issue shares.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2024 (continued)

A summary of outstanding financial instruments at March 31, 2024 is as follows:

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
May 2, 2024	State Street Bank International GmbH	$10,756,158	€9,850,000	$10,643,616	$112,542
May 2, 2024	State Street Bank International GmbH	$2,689,143	£2,116,000	$2,674,066	$15,077
					$127,619

Legend:

£ - British Pound

€ - Euro

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2024

Assets
Unaffiliated Private Equity Investments, at fair value (cost $55,715,091)	$64,222,003
Cash and cash equivalents	68,212
Cash denominated in foreign currencies (cost $41,811)	41,495
Deposit for investments	5,108
Due from affiliates	484,114
Unrealized appreciation on forward foreign currency contracts	127,619
Prepaid assets	2,655
Total Assets	$64,951,206

Liabilities
Distribution, servicing and transfer agency fees payable	26,433
Professional fees payable	160,000
Tax expense payable	43
Legal fees payable	354,666
Accounting and administration fees payable	333,331
Custodian fees payable	24,000
Deferred tax liability, net	2,084,404
Total Liabilities	$2,982,877

Commitments and contingencies (See notes 5 and 9)

Net Assets	$61,968,329

Paid-in capital	$56,077,139
Distributable earnings (accumulated loss)	5,891,190
Total Net Assets	$61,968,329

Class I Units
Net assets	$61,968,329
Units outstanding	10,717,509
Net asset value per unit	$5.78

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Period from August 1, 2023 (Commencement of Operations) to March 31, 2024

Investment Income
Interest	$3,178
Total Investment Income	3,178

Operating Expenses
Professional fees	656,821
Accounting and administration fees	333,331
Incentive fee	317,605
Management fees	250,475
Board of Managers’ fees	60,000
Custodian fees	29,879
Tax expense	100
Transfer agency fees
Class I Units	26,433
Other expenses	29,846
Total Expenses	1,704,490
Expense waiver from Adviser	(1,052,194)
Net Expenses	652,296
Net Investment Loss	(649,118)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized loss from investments	(219)
Net realized gain on foreign currency transactions	127,297
Net realized loss on forward foreign currency contracts	(136,561)
Net change in accumulated unrealized appreciation (depreciation) on:
Investments	8,506,912
Foreign currency translation	(336)
Forward foreign currency contracts	127,619
Deferred income tax expense on unrealized appreciation	(2,084,404)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	6,540,308

Net Increase (Decrease) in Net Assets From Operations	$5,891,190

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Changes in Net Assets –
For the Period from August 1, 2023 (Commencement of Operations) to March 31, 2024

Increase (decrease) in Net Assets resulting from operations:
Net investment loss	$(649,118)
Net realized loss on investments, foreign currency transactions and forward foreign currency contracts	(9,483)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation, forward foreign currency contracts and deferred income tax expense	6,549,791
Net increase in Net Assets resulting from operations	$5,891,190

Capital transactions (See note 4):
Issuance of common Units
Class I Units	56,077,139
Total increase in Net Assets resulting from capital transactions	$56,077,139

Total increase in Net Assets	$61,968,329

Net Assets at beginning of period	$—
Net Assets at end of period	$61,968,329

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Period from August 1, 2023 (Commencement of Operations) to March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$5,891,190
Adjustments to reconcile Net Increase (Decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments	(8,506,912)
Net change in unrealized appreciation on forward foreign currency contracts	(127,619)
Net realized loss from investments, foreign currency transactions and forward foreign currency contracts	9,483
Purchases of investments	(50,385,455)
Proceeds from sales of investments	2,347,284
Increase in deposit of investments	(5,108)
Increase in due from affiliate	(484,114)
Increase in prepaid assets	(2,655)
Increase in distribution, servicing and transfer agency fees payable	26,433
Increase in professional fees payable	160,000
Increase in tax expense payable	43
Increase in accounting and administrative fees payable	333,331
Increase in custodian fees payable	24,000
Increase in legal fees payable	354,666
Increase in deferred tax liability, net	2,084,404
Net Cash (Used in) Operating Activities	(48,281,029)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Units	48,400,000
Net Cash Provided by Financing Activities	48,400,000

Net change in cash and cash equivalents	118,971

Effect of exchange rate changes on cash	(9,264)

Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period(1)	$109,707

Supplemental and non-cash financing activities
In—kind capital contributions(2)	$7,677,139

(1)	Balance includes cash and cash equivalents and cash denominated in foreign currencies of $68,212 and $41,495, respectively.

(2)	In-kind capital contributions include non-cash purchase of investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

Class I
For the Period from August 1, 2023 (Commencement of Operations) to March 31, 2024
Per Unit Operating Performance:
Net asset value, beginning of period	$—
Issuance of units	5.23
Income from investment operations:
Net investment income (loss)(1)	(0.06)
Net realized and unrealized gain (loss) on investments(1)	0.61
Net increase (decrease) in net assets from operations	0.55
Net asset value, end of period	$5.78

Total Return after Incentive Fee(2)(3)	15.64%

Ratio and Supplemental Data:(4)
Net assets, end of period in thousands (000’s)	$61,968
Net investment income (loss) to average net assets before Incentive Fee(5)	(1.17)%
Ratio of gross expenses to average net assets, excluding Incentive Fee(5)(6)	4.88%
Ratio of Incentive Fee to average net assets	0.75%
Ratio of gross expenses and Incentive Fee to average net assets(5)(6)	5.63%
Ratio of expense waivers to average net assets(5)	(3.70)%
Ratio of net expenses and Incentive Fee to average net assets(5)	1.93%
Ratio of net expenses to average net assets, excluding Incentive Fee(5)	1.18%

Portfolio Turnover(3)	5.59%

(1)	Calculated using average units outstanding.

(2)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(3)	Not annualized.

(4)	Ratios may vary for individual investor.

(5)	Annualized.

(6)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements –
For the Period from August 1, 2023 (Commencement of Operations) to March 31, 2024 (Audited)

1. Organization

Partners Group Next Generation Infrastructure, LLC (the “Fund”) is a Delaware limited liability company that was organized on May 24, 2023, and commenced operations on August 1, 2023 (Commencement of Operations). The Fund is registered as under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) pursuant to an investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). The Board of Managers of the Fund (collectively, the “Board” and each member thereof a “Manager”) has oversight responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, a committee of the Board, or the Adviser, as it did in causing the Fund to enter into the Investment Management Agreement. The Fund’s investment objective is to seek attractive risk-adjusted returns on a portfolio of global infrastructure investments. The Fund makes investments directly and through its wholly owned subsidiary, Partners Group Next Generation Infrastructure (Subholding), LLC (the “Onshore Subsidiary”).

Units are offered only to investors that represent that they are “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act. Purchasers of Units become members of the Fund (“Members”).

The Fund offers three classes of Units designated as “Class A Units” (the Class A Units), “Class I Units” (the Class I Units) and “Class S Units” (the Class S Units). In the future the Fund may offer additional classes of Units. The Class A Units, Class I Units, Class S Units, and each additional class of Units issued by the Fund, if any, will have different characteristics, particularly regarding the sales charges that purchasers of Units of the additional class bear the distribution and service fees, if any, and other class specific expenses, if any, that are charged to holders of Units of the additional class. The Adviser has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Although Units of each class represent pro rata interests in the Fund, each class votes separately on class-specific matters. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Units based on the relative net assets of each class to the total net assets of the Fund.

2. Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

Investments held by the Fund include direct equity investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value.

The Fund values its investments in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the Investment Company Act. Pursuant Rule 2a-5, the Board designated the Adviser as “valuation designee” to perform fair value determinations and approved amended Valuation Procedures.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

2. Significant Accounting Policies (continued)

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the Investment Company Act, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

The Adviser, as “valuation designee” under Rule 2a-5 of the Investment Company Act, determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. GAAP and the Fund’s Valuation Procedures. As permitted by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with persons who are employees of the Adviser’s parent company or one of its subsidiaries. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

Direct Investments

In assessing the fair value of the Fund’s non-traded Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings multiples, discounted cash flow and market data from third party pricing services. The Adviser makes valuation assumptions based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, considering all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value by a premium or discount. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For each of the Fund’s Private Equity Fund Investments (for the purposes of this paragraph, an “Investee”), the Fund has no right to cause the Investee or any third party to purchase the Fund’s investment in the Investee at the end of the term of such investment or any other time. Accordingly, in a typical Private Equity Fund Investment, the Fund expects to realize the value remaining in its investment at the end of the investment’s term through distributions resulting from the liquidation of the remaining assets of the Investee.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services employed by the Fund.

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or by a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, such other client or the Adviser’s affiliate.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

2. Significant Accounting Policies (continued)

c. Cash and Cash Equivalents

In the normal course of its business the Fund holds cash, including foreign currencies, in short-term interest-bearing deposit accounts to provide liquidity pending investment in private equity investments. At times, the amounts held in these accounts may exceed applicable federally insured limits. The Fund has not experienced any losses in these accounts and does not believe that it is exposed to significant credit risk in these accounts.

d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. As of March 31, 2024, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of investments
Euros	4
Pounds Sterling	1

e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign exchange contracts.

During the period from August 1, 2023 (Commencement of Operations) to March 31, 2024, the Fund entered 11 long/short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $127,619 in unrealized appreciation and $(0) in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $136,561 in net realized gains (losses) and $127,619 change in net unrealized appreciation (depreciation) on forward foreign currency contracts. The outstanding forward foreign currency exchange contract amounts at March 31, 2024 are representative of contract amounts during the period.

f. Investment Income

The Fund records a distribution of cash or in-kind securities on a Private Equity Investment at fair value based on the information contained in the notice provided to the Fund when the distribution is received. Thus, the Fund recognizes in the Consolidated Statement of Operations its share of realized gains (or losses) and the Fund’s share of net investment income (or loss) based upon information received about distributions on Private Equity Investments. Unrealized appreciation (depreciation) on investments presented in the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and undistributed net investment income (or loss) on Private Equity Investments for the relevant period.

For certain Direct Investments, the Fund classifies various types of non-interest income received as either other income or transaction income. Other income includes transfer fees, amendment fees, and unfunded fees. Transaction income includes break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, and syndication fees. Transaction income is classified as extraordinary income, as are other fees payable to the Fund attributable to Direct Investments or unconsummated transactions.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

2. Significant Accounting Policies (continued)

g. Interest and Dividend Income

Dividend income is recorded on the ex-dividend date, except for certain dividends received from foreign securities and Direct Equity Investments for which the ex-dividend date has passed, in which case the dividend is recorded as soon as a Fund is informed that the ex-dividend date has occurred. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis from the settlement date, except for securities with a forward starting effective date, where interest income is recorded on the accrual basis from the effective date.

h. Fund Expenses

The Fund bears all expenses incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for lines of credit; fees for data and software providers; costs of insurance; registration expenses; fees of each Manager who is not an “interested person” of the Fund, as defined in the Investment Company Act (each, individually an “Independent Manager” and collectively, the “Independent Managers”); and expenses of meetings of the Board, including reimbursement of the Independent Managers for their expenses in attending meetings.

i. Costs Relating to Purchases of Secondary Investments

Costs relating to purchases of Secondary Investments include the amortization of deferred payments on Secondary Investments. Such amortization expense is recognized on a monthly basis until the due date of a deferred payment. At the due date the net present value of the payment equals the notional amount due to the respective counterparty.

j. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the relevant taxing authority will, upon examination, sustain the position based on its merits. A position that meets this standard is measured at the maximum benefit that will more likely than not be realized upon settlement. The Fund classifies any interest expense related to income taxes in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations. During the period ended March 31, 2024, the Fund did not incur any interest or penalties.

State and federal deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities, using the enacted statutory tax rate. Deferred income tax expenses or benefits are based on the changes in the assets and liabilities from period to period.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction. Based on this review, the Fund has concluded that the Fund’s net deferred tax liability at March 31, 2024, related to unrealized gains and unrealized losses was $2,084,404. This deferred tax liability represents the estimated future tax liability that would be due if the unrealized gains and unrealized losses were realized as of the balance sheet date. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

The Fund will file tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2024, the tax years from the year 2024 forward will be subject to examination by the major tax jurisdictions in which the Fund is subject to examination.

k. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

2. Significant Accounting Policies (continued)

l. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Onshore Subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

m. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to requirements to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The table below presents the amounts of the Fund’s derivative assets and liabilities as of March 31, 2024: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Counterparty	Derivative Assets Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Received[1]	Net Amount[2]
State Street Bank International GmbH	$127,619	$—	$—	$127,619

[1]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

Valuation of Investments

●

Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the mean between the closing bid and ask prices the date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●

Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

3. Fair Value Measurements (continued)

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2024:

Investments	Level 1	Level 2	Level 3	Total
Direct Investments:
Direct Equity	$—	$—	$13,802,557	$13,802,557
Total Direct Investments*	$—	$—	$13,802,557	$13,802,557
Secondary Investments*	—	—	50,005,443	50,005,443
Primary Investments*	—	—	414,003	414,003
Total Investments	$—	$—	$64,222,003	$64,222,003
Other Financial Instruments
Assets
Foreign Currency Exchange Contracts**	$—	$127,619	$—	$127,619
Total Assets	$—	$127,619	$—	$127,619
Total Investments net of Foreign Currency Exchange Contracts	$—	$127,619	$64,222,003	$64,349,622

*	Private Equity Investments are described in Note 2.b.

**	Forward Foreign Currency Exchange Contracts are described in Note 2.e.

The following is a reconciliation of the amount of the account balances on August 1, 2023 (Commencement of Operations) and March 31, 2024 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of August 1, 2023	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of March 31, 2024
Direct Investments:
Direct Equity Investments	$—	$—	$1,174,698	$12,627,859	$—	$—	$—	$13,802,557
Total Direct Investments*	$—	$—	$1,174,698	$12,627,859	$—	$—	$—	$13,802,557
Secondary Investments*	—	(219)	7,332,214	45,020,732	(2,347,284)	—	—	50,005,443
Primary Investments*	—	—	—	414,003	—	—	—	414,003
Total	$—	$(219)	$8,506,912	$58,062,594	$(2,347,284)	$—	$—	$64,222,003

*

For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) “Primary Investments” are

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

3. Fair Value Measurements (continued)

investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment; (iii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “secondary investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market (See Note 2.b). Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation (depreciation) for the period from August 1, 2023 (Commencement of Operations) to March 31, 2024 relating to investments in Level 3 assets still held at March 31, 2024 is $8,506,912, which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2024:

Type of Security	Fair Value at March 31, 2024 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity	$1,869	Discounted cash flow	Discount factor	9.10% – 9.10% (9.10%)
	6,995	Market comparable companies	Enterprise value to EBITDA multiple	7.50x – 21.80x (20.81x)
	4,938	Recent financing/transaction	Recent transaction price	n/a
Primary and Secondary Investments	$50,419	Adjusted reported net asset value	Reported net asset value	n/a

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Level 3 Direct Debt Investments, the Fund estimates fair value utilizing earnings and multiples analysis or an analysis of discounted cash flows that considers the credit risk and interest rate risk of the particular investment. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

The amounts from Partners Group investment vehicles pertain to non-investment related assets (liabilities) and/or any difference in fair value classification of its underlying investments. In certain cases, this may also include underlying investments that are measured under Level 1 or Level 2 but presented under Level 3 in fair value measurement note since the investments are held under external partnership investments.

4. Unit Transactions/Subscription and Repurchase of Units

In general, Units are offered for purchase as of the first day of each calendar month. However, Units may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan for the Class A Units and Class S Units (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and Class S Units and the provision of personal services to holders of Class A Units and Class S Units. Under the Distribution

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

4. Unit Transactions/Subscription and Repurchase of Units (continued)

Plan, the Fund may pay as compensation an amount up to 0.85% for Class A Units and up to 0.25% for Class S Units on an annualized basis of the value of the Fund’s net asset attributable to Class A Units and Class S Units, respectively (the “Distribution Fee”). Payment of the Distribution Fee is governed by the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund with respect to Class A Units and Class S Units. Notwithstanding the foregoing, the Fund may only expend up to 0.75% on an annualized basis of the Fund’s net assets attributable to Class A Units for distribution and promotion expenses. The actual fee to be paid by the Fund to broker/dealers and financial institutions and intermediaries will be negotiated based on the extent and quality of services provided. Class I Units are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, subscriptions for Class A Units may be subject to a placement fee of up to 3.50% of the subscription amount, and subscriptions for Class S Units may be subject to a placement fee of up to 1.50% (the “Placement Fee”). No Placement Fee may be charged without the consent of the placement agent.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business, and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5% of the Fund’s net assets each January 1st, April 1st, July 1st and October 1st. The Fund is entitled to charge a 2.00% early repurchase fee for any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units.

Transactions in Units were as follows:

	For the period from August 1, 2023 (Commencement of Operations) to March 31, 2024
	Units	Dollar Amounts
Class I Units
Issuances	10,717,509	$56,077,139
Net increase (decrease)	10,717,509	$56,077,139

PG Finance USD IC Ltd., an affiliate of the Adviser, provided the initial capitalization for the Fund and is the Fund’s sole member as of the date of these financial statements. During the period ended March 31, 2024, private equity investments with a value of $7,677,139 were contributed to the Fund in exchange for the issuance of 1,535,428 Class I Units.

5. Management Fees, Incentive Fee and Fees and Expenses of Managers

Under the terms of the Investment Management Agreement, which became effective on December 31, 2023, the Adviser is responsible for providing day-to-day investment management and certain other services to the Fund, subject to the ultimate supervision of and to any policies established by the Board. Accordingly, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. As consideration for its investment management services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee equal to 1/12th of 1.25% (1.25% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For the period from August 1, 2023 (Commencement of Operations) to March 31, 2024, the Fund incurred $250,475 in management fees payable to the Adviser. The Adviser has entered into a fee waiver acknowledgement agreement with the Fund, whereby the Adviser may waive or reduce management and incentive fees, at its sole discretion, without ability to recoup (the “Acknowledgement Agreement”). Pursuant to the Acknowledgement Agreement, all management fees incurred for the period were waived.

In addition to the monthly management fee, at the end of each calendar quarter (and at certain other times), the Adviser will

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

5. Management Fees, Incentive Fee and Fees and Expenses of Managers (continued)

be entitled to receive an Incentive Fee equal to 15% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of calculating the Incentive Fee, the term “net profits” means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments, realized income, gains or losses, and expenses, and excluding contributions and withdrawals. The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Members will benefit from the Loss Recovery Account in proportion to their holdings of Units. For the period from August 1, 2023 (Commencement of Operations) to March 31, 2024, the Fund incurred $317,605 in Incentive Fees due to the Adviser, which were entirely waived by the Adviser, without the ability to recoup, pursuant to the Acknowledgement Agreement.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee and any acquired fund fees and expenses) do not exceed 3.15% on an annualized basis with respect to the Class A Units, 2.55% on an annualized basis with respect to Class S Units and 2.30% on an annualized basis with respect to the Class I Units (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. From August 1, 2023 (Commencement of Operations) to March 31, 2024, the Adviser waived $302,333 of expenses to stay below the 2.30% expense cap with respect to Class I. The Adviser has agreed to waive or reimburse an additional $181,781 of certain Fund expenses during the period, however, the Fund did not pay any recoupment of existing waivers pursuant to the expense limitation agreement.

Effective November 2nd, 2023, the Fund pays an annual fee to each Independent Manager of $30,000. The Fund pays an additional annual fee of $10,000 to the Chairman of the Board, the Chairman of the Audit Committee, and the Chairman of the Nominating Committee. The Fund also reimburses the expenses of the Independent Managers incurred in connection with their services as Independent Managers. The Independent Managers do not receive any pension or retirement benefits from the Fund.

6. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services pursuant to an Accounting and Administration Agreement between the Fund and the Administrator. For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the period ended March 31, 2024, the Fund incurred $333,331 in administration and accounting fees due to the Administrator.

7. Investment Transactions

Total purchases of investments for the period ended March 31, 2024 amounted to $58,062,594. Total distribution proceeds from sale, redemption, or other disposition of investments for the period ended March 31, 2024 amounted to $2,347,284. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Fund Investments as to the amounts of taxable income allocated to the Fund as of March 31, 2024.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

8. Indemnification

In the normal course of business, the Fund may enter contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

9. Commitments

As of March 31, 2024, the Fund had funded $57,090,034 or 71.2% of the $80,197,638 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $7,147,930 of $10,415,286 in total commitments, (ii) Secondary Investments it had funded $49,530,945 of $64,782,352 in total commitments, and (iii) Primary Investments it had funded $411,159 of $5,000,000 in total commitments, in each case, as of March 31, 2024.

10. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk. These risks should be carefully considered prior to investing and should only be considered by investors financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. Typically, these investments are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. The performance of investments in the sector may have a significant impact on the performance of the Fund. The Fund’s Private Equity Investments are illiquid, typically subject to various restrictions on resale, and there is no assurance that the Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments. Except where a market exists for the securities in which the Fund is directly or indirectly invested, the valuations of the Fund’s investments are estimated. Due to the inherent uncertainty in estimated valuations, those valuations may differ from the valuations that would have been used had a ready market for the securities existed, and the differences could be material.

Investments in Units provide limited liquidity. It is currently intended that holders of Fund Units will be able to redeem Units only through quarterly offers by the Fund to purchase, from holders of Fund Units, a limited number of Units. Those offers are at the discretion of the Board on the recommendation of the Adviser. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. No guarantee or representation is made that the Fund’s investment objective will be met.

The impairment or failure of one or more banks with whom the Fund, an underlying fund or their portfolio companies transacts may inhibit the Fund, an underlying fund or their portfolio companies’ ability to access depository accounts. In such cases, the Fund or an underlying fund or portfolio company may be forced to delay or forgo investments or other business opportunities or initiatives, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund, an underlying fund or portfolio company holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund, an underlying fund or their portfolio companies may not recover such excess, uninsured amounts.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund, an underlying fund or their portfolio companies have a commercial relationship could adversely affect, among other things, the Fund, underlying fund or one of their portfolio company’s ability to pursue key strategic initiatives, including by affecting the Fund, an underlying fund or portfolio company’s ability to borrow from financial institutions on favorable terms.

Additionally, if the sponsor of an underlying fund, or a portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, the underlying fund and/or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

11. Tax Information

For the period ended March 31, 2024, for U.S. federal income tax purposes, the Fund’s aggregate unrealized appreciation and depreciation on its investments based on cost were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$55,715,091	$13,317,682
Gross unrealized appreciation	8,613,149	—
Gross unrealized depreciation	(106,237)	—
Net unrealized investment appreciation	$8,506,912	$—

The tax cost of the Fund’s investments as of March 31, 2024, approximates their amortized cost.

The Fund and its subsidiary are classified as an association taxable as a corporation for U.S. federal income tax purposes. In accordance with U.S. tax laws, the Fund’s taxable income is subject to federal taxes at a 21% rate and state taxes at a 6.5% gross rate and 5.14% rate net of federal benefit. The Fund has recorded $0 unrecognized tax benefits as of 3/31/2024 and has not accrued any interest or penalties related to unrecognized tax benefits in income tax expense.

At March 31, 2024, the Fund had the following net operating losses for federal income tax purposes, which may be carried forward indefinitely:

Period Ended
3/31/2024	$531,412
Total	$531,412

And net operating losses for state tax purposes which start to expire in 2044 of $531,312.

The Fund’s income tax provision consists of the following as of March 31, 2024:

Current Tax Expense (Benefit)
Federal	$—
State	$100
Total Current Tax Expense (Benefit)	$100

Deferred Tax Expense (Benefit)
Federal	$1,565,990
State	$518,414
Total Deferred Tax Expense (Benefit)	$2,084,404

Components of the Fund’s Deferred Tax Assets and Liabilities as of March 31, 2024 are as follows:

Deferred Income Tax Liabilities:
Unrealized Gain on Spots/Forwards	$—
Unrealized Gain on Investments	$(2,223,284)
Subtotal Deferred Income Tax Liabilities	$(2,223,284)

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – For the Period from August 1, 2023
(Commencement of Operations) to March 31, 2024 (Audited) (continued)

11. Tax Information (continued)

Deferred Tax Assets:
Unrealized Loss on Currency	$0
Net Operating Loss Carryforwards	$138,880
Subtotal Deferred Income Tax Assets	$138,880

Total Net Deferred Tax Asset (Liability)	$(2,084,404)

The Fund’s reported income taxes differ from the expected amount based on federal statutory rates as follows for the period ended March 31, 2024:

Net increase in Net Assets from Operations before Income Taxes	$7,975,607
Statutory Rate	21%
Expected Income Tax Expense (Benefit) at Statutory Rate	$1,674,878

Increase (Decrease) in Actual Tax Reported Resulting From:
State Taxes	$409,626
Other	$—
Total Income Tax Expense (Benefit)	$2,084,504

The fund recorded $0 valuation allowance as of 3/31/2024 as it believes it will be able to fully realize its deferred tax assets.

12. Due from Affiliates

The $484,114 due from affiliates balance on the consolidated statement of assets and liabilities relates to operating expenses that were paid by the fund that were waived by the Adviser and will be reimbursed by the Adviser. The Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund.

13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Fund Expenses — for the period from October 1, 2023 through March 31, 2024 (Unaudited)

Example: As a Fund Member, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. Dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The actual and hypothetical expense Examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the year ended March 31, 2024.

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the Members reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/23)	Ending Account Value (3/31/24)	Expenses Paid During the Period(*)	Annualized Net Expense Ratio(**)
Actual
Class I Shares	$1,000.00	$1,071.10	$14.03	2.71%

	Beginning Account Value (10/1/23)	Ending Account Value (3/31/24)	Expenses Paid During the Period(*)	Annualized Net Expense Ratio(**)
Hypothetical (5% annual return before expenses)
Class I Shares	$1,000.00	$1,011.50	$13.63	2.71%

(*)

Expenses are calculated using the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on October 1, 2023.

(**)

Annualized ratio of expenses to average net assets for the period from October 1, 2023 through March 31, 2024. The expense ratio includes the effect of expenses waived or reimbursed by the Fund’s investment adviser.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-2023).	3
Lewis R. Hood, Jr. Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	3
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, Stern School of Business, New York University (1995-Present).	3

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC, Partners Group Next Generation Infrastructure, LLC, and Partners Group Growth, LLC.

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Robert Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Indefinite length—since inception	Partner, Partners Group (2021–Present); Partners Group (2005–Present).	3
Brian J. Igoe Year of Birth: 1986 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length—since inception	Partners Group (2015-Present)	3
Helen Yankilevich Year of Birth: 1983 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Operating Officer	Indefinite length—since inception	Partners Group (2014-Present)	3
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length—since inception	Manager, Brian Kawakami LLC (2015–Present)	3

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Vilma DeVooght Year of Birth: 1977 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Indefinite length—since inception	Senior Compliance Officer, Partners Group (2021-Present); Senior Counsel, ALPS Fund Services, Inc. (2014-2021).	3

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC, Partners Group Next Generation Infrastructure, LLC, and Partners Group Growth, LLC

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Partner of the Adviser.

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

For the tax year ended October 31, 2023, the amount of long-term capital gains designated by the Fund was $0.

Approval of Investment Management Agreement

At a meeting of the Board held on November 2, 2023, the Board, including all of the Managers who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Managers”), approved the investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”) for an initial two-year term.

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the approval of the Investment Management Agreement. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement, nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a full review of the materials. The Independent Managers reviewed reports from and considered their discussions with management about the following factors. The Independent Managers did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement nor are the items described herein all-encompassing of the matters considered by the Board. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent and Quality of Services

The Independent Managers reviewed and considered the nature, extent and quality of the investment management services proposed to be provided by the Adviser to the Fund under the Investment Management Agreement, including the selection of investments and the implementation of the Fund’s objectives and strategies. The Independent Managers also reviewed and considered the nature and extent of any non-advisory, administrative services to be provided by the Adviser or its affiliates. The Independent Managers considered the qualifications of the key personnel of the Adviser who would provide services to the Fund. The Independent Managers determined that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Independent Managers noted that the Adviser is part of a larger investment advisory group that advises other funds (including funds similar in structure to the Fund) and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available if the Adviser was not the Fund’s investment adviser. The Independent Managers also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Independent Managers concluded that the overall quality of the services to be provided are appropriate and consistent with the terms of the limited liability company agreement of the Fund and industry norms, and that the Fund would benefit from the Adviser’s management of the Fund’s investment program.

Performance

The Independent Managers considered the investment experience of the Adviser and the performance of other similar products managed by the Adviser. However, because the Fund is new, the Independent Managers were not able to consider Fund performance.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Independent Managers reviewed the proposed advisory fee and incentive fee rates and estimated expenses of the Fund. The Independent Managers compared the proposed advisory fee, incentive fee and other pro-forma expense information for the Fund with various comparative data, including a report of other comparable funds. In addition, the Independent Managers noted that the Adviser proposed to contractually limit total annual operating expenses of the Fund. The Independent Managers concluded that the advisory and incentive fees to be paid by the Fund were reasonable and satisfactory in light of the services proposed to be provided.

Breakpoints and Economies of Scale

The Independent Managers considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies, noting as the Fund grows, economies of scale may be realized. The Independent Managers noted, however, that since the Fund’s advisory fee does not have breakpoints, the advisory fee would not create economies of scale as the Fund grows. The Independent Managers noted that they would continue to monitor and discuss the appropriateness of breakpoints and the Fund grows.

Profitability of the Adviser

The Independent Managers considered the costs of the services anticipated to be provided by the Adviser, and the compensation and benefits to be received by the Adviser in providing services to the Fund. The Independent Managers reviewed the financial statements of the Adviser’s parent and a profitability analysis of the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits expected to be derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable funds. The Independent Managers also concluded that the expected overall expenses of the Fund were reasonable, taking into account the quality of services to be provided by the Adviser.

Although the Independent Managers considered and reviewed pro-forma information concerning the Adviser’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Independent Managers made no determination with respect to profitability.

Ancillary Benefits and Other Factors

The Independent Managers also discussed other benefits to be received by the Adviser from its management of the Fund, including, without limitation, the potential for increased brand recognition for Partners Group. The Independent Managers noted that Partners Group did not have affiliations with the Fund’s transfer agent, administrator, custodian, or placement agent and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Independent Managers concluded that the advisory and incentive fees were reasonable in light of any fall-out benefits.

General Conclusion

The Independent Managers considered all factors and no one factor alone was deemed dispositive.

The Independent Managers determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement and that the proposed compensation and other terms of the Investment Management Agreement were in the best interests of the Fund and its shareholders.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP NEXT GENERATION INFRASTRUCTURE, LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Next Generation Infrastructure, LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Next Generation Infrastructure, LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Next Generation Infrastructure, LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Next Generation Infrastructure, LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Next Generation Infrastructure, LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Next Generation Infrastructure, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in Partners Group Next Generation Infrastructure, LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Next Generation Infrastructure, LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Next Generation Infrastructure, LLC does not jointly market.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant did not grant any implicit or explicit waivers to the provisions of the Code during the period covered by the report. A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Stephen Ryan is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are N/A for 2023 and $254,000 for 2024.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are N/A for 2023 and $0 for 2024.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are N/A for 2023 and $0 for 2024.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are N/A for 2023 and $0 for 2024. The registrant's independent registered public accounting firm provides reasonable assurances on the correctness of the processes and procedures leading to the fair value of the investments calculated by Partners Group (USA) Inc. as well as the calculation itself, in accordance with their quarterly fair valuation process.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's audit committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to the independent registered public accounting firm’s engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was N/A for 2023 and $0 for 2024.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Advisers Act") to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to Partners Group Next Generation Infrastructure, LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund pursuant to Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.	Scope of Policy

The Adviser is a fiduciary to the Fund. Accordingly, the Adviser has a fiduciary duty to vote all proxies in the best interest of the Fund.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities with regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

[1]	For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments are considered to be proxies.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting directives.

2.	Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of unitholders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically voted as set forth below. However, the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of the Fund.

I.	Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.	Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).

o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•	The Adviser does not support obstacles erected by companies to prevent mergers or takeovers, as it considers that such actions may depress the company’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:
o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.
o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.
o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.
o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.

o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:
o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.
o	Amendments to by-laws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.
o	Elimination of shareholder/interest holders’ right to call special meetings.
o	Excessive compensation.
o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.
o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.	Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the company, or which it considers unreasonable.

VI.	Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.	Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.	Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.	Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.	Obtaining Proxy Voting Information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Next Generation Infrastructure, LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn:	Chief Compliance Officer

Re:	Proxy voting information request

6.	Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

Adopted: November 2, 2023

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the Partners Group Next Generation Infrastructure, LLC, as of the date of filing of the report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Robert M. Collins	Partner	Since Inception*	Partner, Partners Group (2021-Present); Partners Group (2005-Present); Director, Partners Group (Canada) Inc. (2019-Present); Director, Partners Group (USA) Impact (2014-Present); Director, Partners Group (USA) Inc. (2019-Present).	Portfolio Management
Tom Stein	Partner	Since 2021	Partner, Partners Group (2023-Present); Managing Director, Partners Group (2018-2023); Guggenheim Partners, (2013-2018).	Portfolio Management
Adam Howarth	Partner	Since Inception**	Partner, Partners Group (2022-Present); Partners Group (2007-Present).	Portfolio Management
Joel Schwartz	Partner	Since 2015	Partner, Partners Group (2017-Present); Partners Group (2013-Present).	Portfolio Management
Anthony Shontz	Partner	Since 2012	Partner, Partners Group (2022-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2018-2023).	Portfolio Management
Todd Bright	Partner	Since 2016	Partner, Partners Group (2018-Present); Partners Group (2014-Present); Director, Partners Group (USA) Inc. (2018-2023).	Portfolio Management
Ron Lamontagne	Managing Director	Since 2016	Managing Director, Partners Group (2015-Present); Partners Group (2015-Present).	Portfolio Management

*	Mr. Collins served as a portfolio manager for the registrant from 2009-2012, Chief Financial Officer since inception-2014 and President from 2014-present.

**	Mr. Howarth served as a portfolio manager for the registrant from 2009-2011 and as deputy portfolio manager from 2014-2018.

The following table provides biographical information about the members of the Liquid Private Markets (“LIPM”) Investment Committee of the Adviser, who are primarily responsible for managing the listed private equity portion of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Benjamin Lorenz	Portfolio Manager - LIPM	Since 2022	Portfolio Manager, Partners Group (2022-Present); Senior Investment Analyst, Partners Group (2019-2021); Partners Group (2011-Present).	Portfolio Management – LIPM
Lorenzo Papi	Senior Investment Analyst – LIPM	Since 2023	Senior Investment Analyst, Partners Group (2023-Present); Associate Investment Analyst, Partners Group (2020-2023); Investment Analyst, Partners Group (2018-2020)	Portfolio Management – LIPM
Henrik Stutz	Senior Investment Analyst – LIPM	Since 2023	Senior Investment Analyst, Partners Group (2021-Present); Associate Investment Analyst, Partners Group (2017-2021)	Portfolio Management – LIPM

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Partners Group Next Generation Infrastructure, LLC, for which the members of the Investment Committee of the Investment Adviser are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2024:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Robert M. Collins	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $15.175 billion	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Tom Stein	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $15.175 billion	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $15.175 billion	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $15.175 billion	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion

Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $15.175 billion	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Todd Bright	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $15.175 billion	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Ron Lamontagne	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $15.175 billion	14 pooled investment vehicles with a value of $4.867 billion	36 accounts with a value of $4.975 billion
Benjamin Lorenz*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $15.175 billion**	14 pooled investment vehicles with a value of $4.867 billion**	Zero accounts
Lorenzo Papi*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $15.175 billion**	14 pooled investment vehicles with a value of $4.867 billion**	Zero accounts
Henrik Stutz*	Zero accounts	Zero accounts	Zero accounts	2 Registered investment company accounts with a value of $15.175 billion**	14 pooled investment vehicles with a value of $4.867 billion.**	Zero accounts

*	Member of the Liquid Private Markets Investment Committee

**	Only the listed portions of the relevant registered investment company's or pooled investment vehicle's portfolios are managed by this member.

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Fund as of March 31, 2024:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Robert M. Collins	None
Tom Stein	None
Adam Howarth	None
Joel Schwartz	None
Anthony Shontz	None
Todd Bright	None
Ron Lamontagne	None
Benjamin Lorenz	None
Lorenzo Papi	None
Henrik Stutz	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Partners Group Next Generation Infrastructure, LLC

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 7, 2024

By (Signature and Title)*	/s/ Brian Igoe
Brian Igoe, Chief Financial Officer
(Principal Financial Officer)

Date:	June 7, 2024

*	Print the name and title of each signing officer under his or her signature.